Exhibit 10.1

FORWARD PURCHASE AGREEMENT CONFIRMATION SECOND AMENDMENT

THIS FORWARD PURCHASE AGREEMENT CONFIRMATION SECOND AMENDMENT, dated as of October 2nd, 2023 (this “Second Amendment”), is entered into by and among (i) Meteora Capital Partners, LP (“MCP”), (ii) Meteora Select Trading Opportunities Master, LP (“MSTO”), (iii) Meteora Strategic Capital, LLC (“MSC”) (with MCP, MSTO and MSC collectively as “Seller”), (iv) Jet.AI Inc., a Delaware corporation (f/k/a Oxbridge Acquisition Corp.) (“PubCo”) and (v) Jet Token Inc., a Delaware corporation (“Target”).

Reference is hereby made to the OTC Equity Prepaid Forward Transaction, dated as of August 6, 2023 (as amended from time to time, the “Confirmation”) and Forward Purchase Agreement Confirmation Amendment, dated as of August 31, 2023 (the “Amendment”), by and among Seller, PubCo and Target. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Confirmation.

On August 10, 2023, OXAC and Target completed the Business Combination, and accordingly, the Seller delivered a Pricing Date Notice to commence the Transaction.

1. Second Amendment: The parties hereto agree to amend the Confirmation as follows:

a. The section titled “Prepayment Shortfall” shall be deleted in its entirety and replaced with the following.

Prepayment Shortfall:

An amount in USD equal to $1,175,000; provided that Seller shall pay $625,000 of the Prepayment Shortfall to Counterparty on the Prepayment Date (which amount shall be netted from the Prepayment Amount) (the “Initial Shortfall”) and, at the request of Counterparty, $250,000 of the Prepayment Shortfall (the “Future Shortfall”), with such request being made by no later than 5:00pm EST on September 6, 2023, after which the option will expire and $300,000 of the Prepayment Shortfall (the “Second Future Shortfall”), with such request being made by no later than 5:00pm EST on October 4, 2023, after which the option will expire.

b. The section titled “Share Consideration” shall be deleted in its entirety and replaced with the following.

Share Consideration:	In addition to the Prepayment Amount, Counterparty shall pay directly from the Trust Account, on the Prepayment Date, an amount equal to the product of (x) 50,000 and (y) the Initial Price. Upon a Future Shortfall, 75,000 Recycled Shares shall be released to the Seller as additional Share Consideration and upon a Second Future Shortfall, 150,000 Recycled Shares shall be released to the Seller as additional Share Consideration. The Shares purchased with the Share Consideration (the “Share Consideration Shares”) shall be incremental to the Maximum Number of Shares, shall not be included in the Number of Shares in this Transaction, and the Seller and the Share Consideration Shares shall be free and clear of all obligations with respect to the Seller and such Share Consideration Shares in connection with this Confirmation.

2. No Other Amendments. All other terms and conditions of the Confirmation and Amendment shall remain in full force and effect and the Confirmation shall be read and construed as if the terms of this Second Amendment were included therein by way of addition or substitution, as the case may be.

3. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

4. Ratification. The terms and provisions set forth in this Second Amendment modify and supersede all inconsistent terms and provisions set forth in the Confirmation and, except as expressly modified and superseded by this Second Amendment, the terms and provisions of the Confirmation are ratified and confirmed and continue in full force and effect. All parties hereby agree that the Confirmation and Amendment, as amended by this Second Amendment, shall continue to be legal, valid, binding and enforceable in accordance with their terms.

5. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

METEORA STRATEGIC CAPITAL, LLC

By:	/s/ Vik Mittal
Name:	Vik Mittal
Title:	Managing Member

METEORA SELECT TRADING OPPORTUNITIES MASTER, LP

By:	/s/ Vik Mittal
Name:	Vik Mittal
Title:	Managing Member

METEORA CAPITAL PARTNERS, LP

By:	/s/ Vik Mittal
Name:	Vik Mittal
Title:	Managing Member

JET.AI INC.

By:	/s/ Michael Winston
Name:	Michael Winston
Title:	Executive Chairman

JET TOKEN INC.

By:	/s/ Michael Winston
Name:	Michael Winston
Title:	Executive Chairman